





                                     AMENDED
                               CODE OF REGULATIONS
                                       OF
                                LNB BANCORP, INC.


                                TABLE OF CONTENTS


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                                                                                                      PAGE
ARTICLE I -- DEFINITIONS AND USAGE

      SECTION 1.   Definitions..................................................................        1
      SECTION 2.   Word Usage...................................................................        2
      SECTION 3.   Ohio Law.....................................................................        2

ARTICLE II -- SHAREHOLDER MEETINGS

      SECTION 1.   Annual Shareholder Meetings..................................................        2
      SECTION 2.   Special Shareholder Meetings.................................................        2
      SECTION 3.   Record Dates.................................................................        3
      SECTION 4.   Notice.......................................................................        3
      SECTION 5.   Quorum and Attendance........................................................        4
      SECTION 6.   Voting.......................................................................        4
      SECTION 7.   Proxies......................................................................        4
      SECTION 8.   Parliamentary Procedure and Minutes..........................................        4
      SECTION 9.   Action by Shareholders in Writing Without a Meeting..........................        5

ARTICLE III -- BOARD MEETINGS

      SECTION 1.   Annual Reorganizational Board Meeting........................................        5
      SECTION 2.   Regular Board Meetings.......................................................        5
      SECTION 3.   Special Board Meetings.......................................................        5
      SECTION 4.   Notice.......................................................................        6
      SECTION 5.   Quorum and Attendance........................................................        6
      SECTION 6.   Voting.......................................................................        6
      SECTION 7.   Election of Officers.........................................................        7
      SECTION 8.   Parliamentary Procedure......................................................        7
      SECTION 9.   Action by Directors in Writing Without a Meeting.............................        7
      SECTION 10.  Amendments to Article III....................................................        7

ARTICLE IV -- BOARD OF DIRECTORS

      SECTION 1.   Number, Election, Qualification and Term.....................................        8
      SECTION 2.   Board Vacancies..............................................................        9
      SECTION 3.   Board Powers and Duties......................................................        9
      SECTION 4.   Voting.......................................................................       10
      SECTION 5.   Board Committees.............................................................       10
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

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                                                                                                      PAGE

      SECTION 6.   Compensation and Expenses....................................................       10
      SECTION 7.   Bylaws.......................................................................       10
      SECTION 8.   Amendment of Article IV......................................................       10

ARTICLE V -- OFFICERS

      SECTION 1.   Designation and Qualification................................................       11
      SECTION 2.   Officer Vacancies and Succession.............................................       11
      SECTION 3.   Powers and Duties of Officers................................................       12

ARTICLE VI -- INDEMNIFICATION OF SHAREHOLDERS, DIRECTORS,
                      OFFICERS, EMPLOYEES AND AGENTS

      SECTION 1.   Definitions..................................................................       13
      SECTION 2.   Indemnification for Third-Party Claims.......................................       13
      SECTION 3.   Indemnification for Claims by or in the Right of the Corporation.............       13
      SECTION 4.   Release from Liability and Contribution......................................       14
      SECTION 5.   Subrogation..................................................................       14
      SECTION 6.   Insurance and Similar Protection.............................................       14
      SECTION 7.   Other Rights.................................................................       14
      SECTION 8.   Conditions and Limitations...................................................       15

ARTICLE VII -- SHARES

      SECTION 1.   Certificates and Share Records...............................................       15
      SECTION 2.   Lost, Stolen or Destroyed Share Certificates.................................       15
      SECTION 3.   Cancellation of Share Certificates...........................................       16
      SECTION 4.   Transfer of Shares...........................................................       16

ARTICLE VIII -- OTHER INSTRUMENTS

      SECTION 1.   Prior Instruments............................................................       16
      SECTION 2.   Conflicts of Instruments.....................................................       16

ARTICLE IX -- FAIR PRICE AND SUPER VOTE REQUIREMENTS
                      IN CERTAIN BUSINESS COMBINATIONS

      SECTION 1.   Definitions..................................................................       16
      SECTION 2.   Supermajority Vote to Effect Business Combination............................       18
      SECTION 3.   Conditions Required to Effect Business Combination...........................       18
      SECTION 4.   Conditions and Requirements to Fair Price....................................       19
      SECTION 5.   Other Applicable Voting Requirements.........................................       20
      SECTION 6.   Continuing Directors.........................................................       20
      SECTION 7.   Effects on Fiduciary Obligations of Interested Shareholders..................       20
      SECTION 8.   Further Considerations to Effect Business Combination........................       20
      SECTION 9.   Repeal.......................................................................       21
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

ARTICLE X -- AMENDMENTS AND MISCELLANEOUS

      SECTION 1.   Amendments...................................................................       21
      SECTION 2.   Miscellaneous................................................................       21

                                     AMENDED
                               CODE OF REGULATIONS
                                       OF
                                LNB BANCORP, INC.

                                    ARTICLE I

                              DEFINITIONS AND USAGE

SECTION 1.     DEFINITIONS.

         For purposes of these Regulations, the following words and phrases have the meanings designated below:
         a. "Articles of Incorporation" herein means the Corporation's articles of incorporation filed with the Secretary of State of Ohio on October 11, 1983, all amendments thereto and restatements thereof, and all amended articles of incorporation.
          b. "Board" herein means the Board of Directors of the Corporation.
          c. "Board Meeting" herein means any Annual Reorganizational Board Meeting, Regular Board Meeting or Special Board Meeting (as defined in
Article III, Sections 1, 2 and 3, respectively).
          d. "Committees" herein means those Board Committees designated in Article IV of these Regulations.
          e. "Common Shares" herein means the Corporation's issued and outstanding common shares as defined in the Articles of Incorporation.
          f.       "Corporation" herein means LNB Bancorp, Inc.
          g.       "Days" herein means calendar days.
          h. "Director" herein means any person properly elected or appointed to the Board and holding the office as a Director as described in
Article IV of these Regulations.
          i. "Interested Shareholder" herein means any Shareholder of the Corporation (as defined in Article IX, Section 1g.).
          j. "Officer" herein means any person properly elected or appointed to an Officership designated in Section 1 of Article V of these Regulations.
          k. "Person" herein means an individual, partnership, trust, corporation, limited liability company, or other entity.
          l.       "Regulations" herein means these amended Regulations.
          m. "Share" herein means a unit of the Corporation's issued and outstanding voting shares as evidenced by a share certificate and shall consist of: (i) Common Shares, and (ii) Voting Preferred Shares.
          n. "Shareholder" herein means any Person who or which hereafter owns at least one (1) Share; provided, however, any such Person shall cease being a "Shareholder" for purposes of these Regulations immediately when such Person no longer owns at least one (1) Share.





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


          o. "Shareholder Meeting" herein means any Annual Shareholder Meeting or any Special Shareholder Meeting (as defined in Article II, Sections 1 and 2, respectively).

          p. "Voting Preferred Shares" herein means the Corporation's issued and outstanding voting preferred shares as defined in the Articles of Incorporation.

SECTION 2.    WORD USAGE.

         Where the context of these Regulations require, words used in the masculine shall include the feminine and neuter; words in the singular, the plural; and vice-versa.

SECTION 3.    OHIO LAW.

         These Regulations are adopted in the State of Ohio and Ohio's laws shall govern all matters of interpretation, construction and validity and all disputes, controversies and litigation arising hereunder.

                                   ARTICLE II

                              SHAREHOLDER MEETINGS

SECTION 1.    ANNUAL SHAREHOLDER MEETINGS.

              a. The annual meeting of the Shareholders (herein called the "Annual Shareholder Meeting") shall be held at the Corporation's principal office on the third Tuesday in April of each year (but, if a legal holiday, then on the next following business day), or on such other day and at such other time and place (within or without the State of Ohio) as the Board determines and calls in its sole discretion; provided, however, that the Annual Shareholder Meeting must be held each year no later than six (6) months after the close of the Corporation's fiscal year.
              b. The purposes of the Annual Shareholder Meeting are to elect Directors, receive all Corporation's annual financial statements as required by law, receive and act upon annual and other reports of the Officers and the Board, transact other Shareholder business and activities, and take any other Shareholder actions.

SECTION 2.    SPECIAL SHAREHOLDER MEETINGS.

              a. Special meetings of the Shareholders (herein called a "Special Shareholder Meeting") may be called by the registered holders of at least twenty-five percent (25%) of the Corporation's Shares, by the Chairman of the Board, by the Vice-Chairman of the Board, by the Chief Executive Officer (as designated by the Board under Section 1 of Article V of these Regulations), by the Chief Operating Officer (if any is so designated by the Board under Section 1 of Article V), or by the Board (by action at any Board Meeting or by a majority of the Directors acting without a Board Meeting) through a written request delivered either in person or by registered United States mail to the President or the Secretary of the Corporation.
              b.    All Special Shareholder Meetings shall be held within sixty
(60) days of call, on the day, at the time and at the place (within or without the State of Ohio) as the Board determines.

              c. The purpose(s) of any Special Shareholder Meeting may be to transact any Shareholder business and activities and to take any Shareholder actions.

SECTION 3.    RECORD DATES.

              a.    For purposes of determining those Shareholders entitled to
(1) receive Notice (as defined in Section 3 hereof) of any Shareholder Meeting, or (2) receive dividends or distributions, or (3) exercise any other Shareholder rights, the Board shall fix record dates (herein called "Record Dates") not earlier than the date on which the Record Date is established and not more than sixty (60) days prior to the designated event. If the Board fails to fix a Record Date, the Record Date shall be deemed to be the date immediately preceding the day on which either the Notice is given or, if applicable, on which the Shareholder Meeting is held.
              b. Unless otherwise provided by law, only holders of Shares actually registered in the holder's name on the Corporation's Share records at the close of business on the Record Date shall be recognized and counted for the applicable purposes designated in Section 3a., above.

SECTION 4.    NOTICE.

              a. The President or Secretary of the Corporation shall prepare written notice (herein called "Notice") stating the date, time, place and purpose(s) of each Shareholder Meeting. Not less than ten (10) nor more than sixty (60) days before any Shareholder Meeting, the President or Secretary of the Corporation either shall cause personal delivery of the Notice or shall mail (by ordinary United States mail, postage prepaid) the Notice to each registered holder (as of the Record Date) of the Corporation's Shares at the address then appearing on the Corporation's Share records. All Notices with respect to any Shares in the names of two (2) or more Persons may be given to any of such Persons and the Notice so given shall be effective as to all holders of such Shares. Any Person who becomes a Shareholder after the Notice has been delivered or mailed shall be deemed to have received and shall be bound by such Notice.
              b. Notwithstanding any contrary provision herein, a Shareholder's attendance (in person or by proxy) at any Shareholder Meeting waives any lack of or deficiency in Notice of such Meeting and a Shareholder may further waive Notice (before, after or during any Shareholder Meeting) through a written document signed by such Shareholder.
              c. Notice of adjournment of any Shareholder Meeting need not be given if the date, time and place to which the Meeting is adjourned are fixed and announced at such Meeting.


SECTION 5.    QUORUM AND ATTENDANCE.

              a. The Shareholders present (in person or by proxy) constitute a quorum for the transaction of business at any Shareholder Meeting, unless otherwise expressly provided in the Articles of Incorporation or these Regulations unless otherwise required by law.

              b. Whether or not a quorum exists, a majority of the Shares (represented in person or by proxy) at any Shareholder Meeting may adjourn the Meeting.




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


SECTION 6.    VOTING.

              a. Except as otherwise modified by the express terms of any Shares, by the Articles of Incorporation, or by these Regulations, each holder of a Share shall be entitled to one (1) vote for each Share registered in such holder's name on the Corporation's Share records as of the Record Date.
              b. At any Shareholder Meeting, all matters properly submitted to the Shareholders shall be decided by a majority vote of the Shares represented in person or by proxy, unless otherwise provided in these Regulations or in the Articles of Incorporation or otherwise required by law.
SECTION 7.    PROXIES.

              a. A Shareholder may be represented and vote at any Shareholder Meeting by written proxy signed by such Shareholder (or by the Shareholder's duly authorized officer) and submitted to the Secretary or the President of the Corporation at or before the Shareholder Meeting. Such Proxy shall be valid for only the Shareholder Meeting designated therein and shall name as proxy only another Shareholder.
              b. A Shareholder may exercise any Shareholder consents, waivers, releases or other Shareholder rights by written proxy signed by such Shareholder (or by the Shareholder's duly authorized officer) and submitted to the Secretary or the President of the Corporation prior to the exercise thereof.

SECTION 8.    PARLIAMENTARY PROCEDURE AND MINUTES.
              a. Robert's Rules of Order (as periodically revised) constitute the final authority for parliamentary procedures at all Shareholder Meetings, except where such Rules conflict with law or with these Regulations.

              b. At all Shareholder Meetings, the order of business shall be as follows:

                    (1)    Roll call or attendance record;
                    (2) Presentation and action upon Minutes of previous Shareholder Meeting;
                    (3)    Unfinished (old) business;
                    (4)    Review of Annual Financial Statements of the
                           Corporation;
                    (5)    Financial or other reports of the Board;
                    (6)    Financial or other reports of Officers;
                    (7)    Reports of Committees (if any);
                    (8)    Election of Directors (if applicable);
                    (9)    New or miscellaneous business; and
                    (10)   Adjournment.

The order of business may be periodically changed for any Shareholder Meeting by the Chairman of the Meeting or by a majority vote of the Shares present (in person or by proxy) at such Meeting.
              c. The Secretary of the Corporation shall cause to be recorded Minutes of all Shareholder Meetings.


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


SECTION 9.        ACTION BY SHAREHOLDERS IN WRITING WITHOUT A MEETING.

         Notwithstanding any contrary provision in these Regulations, Shareholders may properly and officially act without a Meeting through a written document or documents signed by the registered holders of all Shares as of the Record Date for such action and all such documents shall be filed with or entered upon the records of the Corporation.

                                   ARTICLE III

                                 BOARD MEETINGS

SECTION 1.    ANNUAL REORGANIZATIONAL BOARD MEETING.

              a. The annual reorganizational meeting of the Board (herein called the "Annual Reorganizational Board Meeting") shall be held each year following the Annual Shareholder Meeting at such time and place (within or without the State of Ohio) as determined by the Board but, in no event, later than six (6) months after the close of the Corporation's fiscal year.
              b. The purposes of the Annual Reorganizational Board Meeting are to elect Officers, receive and act upon any reports, transact any other Board business and activities, and take any other Board actions.
SECTION 2.    REGULAR BOARD MEETINGS.

         Regular meetings of the Board (herein called "Regular Board Meetings") shall be periodically held on the days and at the times and places (within or without the State of Ohio) as the Board (in its sole discretion) determines.
SECTION 3.        SPECIAL BOARD MEETINGS.
              a. Special meetings of the Board (herein called "Special Board Meetings") may be called by any two (2) Directors, the Chairman of the Board, or the President.
              b. All Special Board Meetings shall be held within seven (7) days of call, at the time and at the place (within or without the State of Ohio) as the Board, the Chairman of the Board or the President determines.
              c. The purpose(s) of any Special Board Meeting may be to transact any Board business and activities and to take any Board actions.

SECTION 4.    NOTICE.

              a. The Secretary of the Corporation or any other Officer shall give to each Director written or oral notice (herein called "Notice") stating the date, time and place (but not necessarily the purposes) of each Board Meeting. At least two (2) days before each Board Meeting (or such shorter time period as the Chairman of the Board or the President determines to be reasonably necessary), the Secretary of the Corporation (or any other Officer) shall cause personal delivery or other communication of the Notice or shall mail (by ordinary United States mail, postage prepaid) the Notice to each Director.

              b. Notwithstanding any contrary provision herein, a Director's attendance at any Board Meeting constitutes such Director's waiver of any failure to give or deficiency in Notice of such Meeting and a Director may further waive Notice (before, after or during any Board Meeting) through a written document signed by such Director.
              c. Notice of adjournment of any Board Meeting need not be given if the date, time and place to which the Meeting is adjourned are fixed and announced at such Meeting.

SECTION 5.    QUORUM AND ATTENDANCE.

              a. A majority of the Directors in office (who must be present in person) constitutes a quorum for the transaction of business at any Board Meeting. A quorum must exist as a condition precedent to (and at the time of) the transaction of any Board business or the vote upon any matter submitted to the Board.
              b. Whether or not a quorum exists, a majority of the Directors present in person at any Board Meeting may adjourn the Meeting.

SECTION 6.    VOTING.
              a. Upon all matters properly submitted to the Board, each Director in office shall be entitled to one (1) vote but Directors shall vote and act as a Board.
              b. At any Board Meeting, all matters properly submitted to the Board shall be decided by a majority vote of all the Directors present in person at the Board Meeting, unless otherwise provided in these Regulations or required by law.
              c. A Director may not vote, consent, take any action as a Director or be represented at a Board Meeting by proxy. Only Directors present in person at a Board Meeting during the actual transaction of a matter may vote thereon.

              d. For purposes of these Regulations, a Director shall be deemed to be "present in person" at any Board Meeting if such Director: (i) participates at the Board Meeting by means of communications equipment but only if all Directors participating at the Board Meeting can hear each other Director, or (ii) is actually physically present at the Board Meeting; provided, however, that a Director who is deemed to be present in person at any Board Meeting pursuant to subitem (i) of this Section 6d. shall not be entitled to Director's fees or compensation for such Board Meeting.


SECTION 7.    ELECTION OF OFFICERS.

              a. At each Annual Reorganizational Board Meeting, the Board shall elect Officers to serve until their respective successors are elected at the next Annual Reorganizational Board Meeting, or until their earlier death, disqualification, resignation or removal from office.
              b. If no Annual Reorganizational Board Meeting is held or if all Officers are not elected at the Annual Reorganizational Board Meeting, the Board shall elect any remaining unelected Officers at a Special or Regular Board Meeting and such Officers shall serve until their respective successors are elected at the next Annual Reorganizational Board Meeting, or until their earlier death, disqualification, resignation or removal from office.





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

                  c. Any Director in office may designate Persons (qualified under Section 1 of Article V of these Regulations) as nominees for Officers. Only nominees are eligible to be elected Officers and nominees receiving the greatest number of votes shall be so elected.

                  d. Any Person (who is qualified as designated in Section 1 of Article V) shall be eligible to serve and to be elected for an unlimited number of consecutive or non-consecutive terms as an Officer.

SECTION 8. PARLIAMENTARY PROCEDURE.

                  a. Robert's Rules of Order (as periodically revised) constitute the final authority for parliamentary procedures at all Board Meetings, except where such Rules conflict with law or with these Regulations.

                  b. The Secretary of the Corporation shall cause to be recorded Minutes of all Board Meetings.

SECTION 9. ACTION BY DIRECTORS IN WRITING WITHOUT A MEETING.

         Notwithstanding any contrary provision in these Regulations, the Board may properly and officially act without a Meeting through a written document or documents signed by all Directors then serving on the Board and all such documents shall be filed with or entered upon the records of the Corporation.

SECTION 10. AMENDMENTS TO ARTICLE III.

         Notwithstanding any contrary provision in these Regulations, amendments to any provision of this Article III shall require the affirmative vote of the holders of seventy-five percent (75%) of the Shares; provided, however, that any such amendments shall, instead, be governed by the Shareholder voting requirements of Section 1 of Article X of these Regulations if: (i) the Corporation has no Interested Shareholder (as defined in Section 1 of Article
IX) and the proposed amendment is first approved by a majority vote of the whole Board, or (ii) the Corporation has an Interested Shareholder and the proposed amendment is first approved by a two-thirds (2/3) majority of the Continuing Directors (as defined in Section 1 of Article IX).

                                   ARTICLE IV

                               BOARD OF DIRECTORS

SECTION 1. NUMBER, ELECTION, QUALIFICATION AND TERM.

                  a. The number of Directors on the Board shall be fixed at fifteen (15) unless and until changed by the Board as provided in these Regulations.

                  b. At each Annual Shareholder Meeting, the Shareholders shall elect Directors by ballot (in accordance with these Regulations) to serve for a Term (as defined in Section 1e. of this Article) and until their respective successors are elected or until their earlier death, disqualification, resignation or removal from the Board.

                  c. If no Annual Shareholder Meeting is held or if all Directors are not elected at the Annual Shareholder Meeting, the Shareholders shall elect (by ballot in accordance with these Regulations) Persons to the Board at a Special Shareholder Meeting and such Directors shall serve for a Term (as defined in Section 1e. of this Article) and until their respective successors are elected or until their earlier death, disqualification, resignation or removal from the Board.

                  d. Notwithstanding any contrary provision in the Regulations, the number of Directors on the Board may be periodically changed by the Board (in its sole discretion) either (i) by a two-thirds (2/3) majority vote of the Continuing Directors (as defined in Section 1 of Article IX of these Regulations), if the Corporation has an Interested Shareholder (as defined in
Section 1 of Article IX of these Regulations), or (ii) by a majority vote of the whole Board, if the Corporation has no Interested Shareholder. The Board shall fill (at any time in its sole discretion) any Directorship created by the Board either (i) by a two-thirds (2/3) majority vote of the Continuing Directors, if the Corporation has an Interested Shareholder, or (ii) by a majority of the whole Board, if the Corporation has no Interested Shareholder. New Directors so elected by the Board shall be assigned to one or more Director Classes in accordance with Section 1e. of this Article.

                  e. The Directorships shall be divided into three (3) classes (herein the "Director Classes"), Class I, Class II, Class III, and each Director shall be assigned to a Director Class. Each Director Class shall consist of approximately an equal number of Directors and the terms of office for each Director Class shall expire in succeeding years. At each annual election of Directors by the Shareholders, the Directors so elected shall be identified as to Director Class and as to the Directorships succeeded and shall be elected for a term (herein called the "Term") expiring at the third (3rd) following Annual Shareholder Meeting and the election of their respective successors. If the number of Directorships is changed by the Board pursuant to Section 1d. of this Article, any increase or decrease in the Directorships shall be apportioned among the Director Classes as equally as possible and each additional Director's Term shall coincide with the terms of such Director Class.

                  f. Nominations for election to the Board may be made by the Board (by a majority vote thereof) or any Shareholder. Nominations (other than those made by the Board) shall be made in writing and shall be delivered or mailed to the President or the Secretary not less than fourteen (14) days nor more than fifty (50) days prior to any Shareholder Meeting called for the election of Directors; provided, however, that if less than twenty-one (21) days Notice of the Shareholder Meeting is given to the Shareholders, such nominations shall be mailed or delivered to the President or the Secretary not later than the close of business on the seventh (7th) day following the day on which the Notice of the Shareholder Meeting was mailed. Such notification shall contain the following information: (i) the name and address of each proposed nominee; and (ii) the principal occupation of each proposed nominee; and (iii) if known, the total number of Shares that will be noted for each proposed nominee; and
(iv) the name and residence address of the notifying Shareholder(s); and (v) the number of Shares owned by the notifying Shareholder(s). Nominations not made in accordance with this Section 1f. shall not qualify and shall be disregarded at the Shareholder Meeting.

                  g. Subject to this Section 1, a Person may serve as a Director for an unlimited number of consecutive or non-consecutive Terms.

SECTION 2. BOARD VACANCIES.

                  a. Board vacancies shall occur from the disqualification, death, or resignation of any Director; from the removal (with or without cause) of a Director from the Board; or from the Shareholders' failure to elect the entire fixed and authorized number of Directors; provided, however, that a vacancy shall not occur if, as a result of any of the foregoing, the Board determines to reduce the corresponding number of Directorships pursuant to its authority under Section 1d. of this Article IV.

                  b. Any Director may be removed from the Board (with or without cause) at any time and without notice or demand by the vote of the holders of at least seventy-five percent (75%) of the Shares.

                  c. At any time, a Director may resign from the Board by delivering or mailing (by certified, United States mail) written notice of the resignation to the President or the Secretary. The resignation shall be effective upon actual receipt of the notice by the Officer, unless the notice specifies a later resignation date.

                  d. The vote of the majority of the remaining Directors (even if such Directors are less than a majority of the whole authorized number of Directors) shall fill all Board vacancies (when and as determined by such remaining Directors) by electing successor Directors to fill the unexpired Term of the vacated Directorships and to serve until their respective successors are elected, or until their earlier resignation, disqualification, death or removal from the Board.

SECTION 3. BOARD POWERS AND DUTIES.

                  a. Except as otherwise expressly provided in these Regulations, all policy and administrative powers and authority of the Corporation are vested in and shall be exercised solely and exclusively by (or under the direction of) the Board which, in its sole discretion, shall have charge, control and management of the Corporation's property, affairs, businesses, activities and funds. In accordance with these Regulations, the Board also shall elect Officers, create and disband Board Committees, appoint Board agents, authorize and empower the Corporation to negotiate and execute contracts, and perform all other acts and functions permitted by law and consistent with the Articles of Incorporation and these Regulations.

                  b. Except as otherwise expressly designated by the Board, individual Directors shall have no powers and authority to act on the Board's behalf or on the Corporation's behalf and all Directors shall act and vote as a Board.

SECTION 4. VOTING.

                  a. Each Director shall be entitled to one (1) vote on all matters properly submitted to the Board for its vote, consent, waiver, release or other action.

                  b. Unless otherwise provided in these Regulations or by law, the Board shall act by a majority vote of those Directors actually present in person at any Board Meeting when a quorum of Directors then exists.

SECTION 5. BOARD COMMITTEES.

                  a. The Board may create Board Committee(s) and appoint, remove and reappoint all members to such Committee(s). Such Committee(s) shall act at the



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


Board's direction and the Board shall have exclusive authority to designate the duties, functions and powers of the Committee(s).

                  b. By resolution adopted by a majority of the whole Board, the Board may create (from its membership) and define the powers and duties of an Executive Committee and may determine that, during the intervals between Board Meetings, the Executive Committee may possess and may exercise all of the powers of the Board in the management and control of the business of the Corporation to the extent permitted by law. All action taken by the Executive Committee shall be reported to the Board at its first Meeting thereafter.

                  c. Unless otherwise provided by the Board, a majority of the members of any Committee appointed by the Board (pursuant to this Section) shall constitute a quorum at any meeting thereof and the act of a majority of the members present at a meeting at which a quorum exists shall be the act of such Committee. Action may be taken by any such Committee without a meeting by a writing signed by all its members. Any such Committee shall prescribe its own rules for calling and holding meetings and its methods of procedure, subject to any rules prescribed by the Board, and shall keep a written record of all action taken by the Committee.

SECTION 6. COMPENSATION AND EXPENSES.

         Directors shall be entitled to such compensation in their capacities as Directors and to reimbursement for such expenses as the Board periodically determines in its sole discretion. Members of Board Committees shall be entitled to such additional compensation in their capacities as Committee members and to reimbursement for such additional expenses as the Board periodically determines in its sole discretion.

SECTION 7. BYLAWS.

         For its own government, the Board may adopt bylaws consistent with the Articles of Incorporation and these Regulations.

SECTION 8. AMENDMENT OF ARTICLE IV.

         Notwithstanding any contrary provision in the Regulations, amendments to any provisions of this Article IV shall require the affirmative vote of the holders of seventy-five percent (75%) of the Shares; provided, however, that any such amendments shall, instead, be governed by the Shareholder voting requirements of Section 1 of Article X of these Regulations if: (i) the Corporation has no Interested Shareholder (as defined in Section 1 of Article
IX) and the proposed amendment is first approved by a majority vote of the whole Board, or (ii) the Corporation has an Interested Shareholder and the proposed amendment is first approved by a two-thirds (2/3) majority of the Continuing Directors (as defined in Section 1 of Article IX).

                                    ARTICLE V

                                    OFFICERS

SECTION 1. DESIGNATION AND QUALIFICATION.

                  a. The Officers of the Corporation may consist of: (i) a Chairman of the Board (who must be a Director), (ii) a Vice-Chairman of the Board (who must also be a Director), (iii) a President (who must also be a Director), (iv) a Secretary, (v) a Treasurer, and (vi) one or more Executive Vice-Presidents and Senior Vice-Presidents, Assistant Officers and such other Officers as the Board periodically determines. The same Person may hold any two
(2) or more Officerships. The President or the Chairman of the Board shall serve as the Corporation's Chief Executive Officer (CEO) as periodically determined by the Board. In its discretion, the Board may also designate an Executive Vice-President or a Senior Vice-President as the Corporation's Chief Operating Officer (COO).

                  b. At the Annual Reorganizational Board Meeting (or at any other Special or Regular Board Meeting called for the purpose of electing Officers), the Board shall elect all Officers to serve until the expiration of their respective terms of office (as determined by the Board) and until their respective successors are elected, or until their earlier death, resignation, disqualification, or removal from office. The terms of office for each Officership shall be periodically determined by the Board.

                  c. Subject to the qualifications designated in this Section 1, any person may serve or be elected as an Officer for an unlimited number of consecutive or non-consecutive terms.

SECTION 2. OFFICER VACANCIES AND SUCCESSION.

                  a. Officer vacancies shall occur from an Officer's disqualification, death, resignation or removal (with or without cause) from office.

                  b. Without prior notice or demand, any Officer may be removed at any time from office (with or without cause) by the Board, unless such removal is subject to the terms of a written contract between the Officer and the Corporation.

                  c. Unless an Officer's resignation is subject to the terms of a written contract between the Officer and the Corporation, an Officer may resign from office at any time by delivering or mailing (by certified, United States mail) written notice of the resignation to the Board or to any Officer (other than the resigning Officer) and, unless the notice specifies a later resignation date, the resignation shall be effective upon actual receipt of the notice.

                  d. The Board shall fill all Officer vacancies, however created, by electing (when and as determined by the Board) successor Officers to serve until the expiration of their respective terms of office. Prior to any such action by the Board, the Vice-Chairman shall fill any vacancy in the office of the Chairman of the Board and the President shall fill any vacancy in the office of the Vice-Chairman of the Board.

SECTION 3. POWERS AND DUTIES OF OFFICERS.

                  a. Chairman of the Board. The Chairman of the Board shall preside at all Shareholder and Board Meetings; may serve as the Chief Executive Officer (CEO) of the Corporation, if the Board so determines; and generally shall perform all duties incident to the office and such other duties and responsibilities as the Board periodically requires.

                  b. Vice-Chairman of the Board. The Vice-Chairman of the Board shall perform all duties and responsibilities of the Chairman of the Board during the Chairman's absence or incapacity, until the Board otherwise directs, and shall perform such other duties and responsibilities as the Board periodically requires.

                  c. President. The President of the Corporation shall perform all duties and responsibilities of the Vice-Chairman of the Board during the Vice-Chairman's absence or incapacity; ensure that all Board orders and actions are implemented; sign the Corporation's documents; exercise general executive supervision, management and control over the Corporation's affairs, property, personnel, businesses, activities, other Officers and funds; may serve as the Chief Executive Officer (CEO) of the Corporation, if the Board so determines; and generally shall perform all duties incident to the office and such other duties and responsibilities as the Board periodically requires.

                  d. Executive and Senior Vice-President(s). Any Executive and Senior Vice-President(s) of the Corporation shall, upon request of the Board, perform such portion or all of the duties and responsibilities of the President during the President's absence or incapacity, until the Board otherwise directs; shall otherwise report to the President; and shall perform such other duties and responsibilities as the Board or the President periodically requires.

                  e. Secretary. The Secretary of the Corporation shall: take and maintain (or cause to be taken and maintained) Minutes of all Shareholder Meetings and all Board Meetings; unless otherwise provided herein, give (or cause to be given) Notice of all Shareholder Meetings and all Director Meetings as required by these Regulations; maintain (or cause to be maintained) the Corporation's Seal (if any) and all books, records and other documents of the Corporation; maintain (or cause to be maintained) a record of all Share Certificates and all Shareholders; report to the President; and generally perform all duties incident to the office and such other duties and responsibilities as the Board or the President periodically requires.

                  f. Treasurer. The Treasurer of the Corporation shall: maintain (or cause to be maintained) custody of the Corporation's funds, securities, properties, and other assets as periodically required by the Board; prepare (or cause to be prepared) accurate financial accounts and statements of the Corporation's financial condition, as periodically required by the Board; maintain (or cause to be maintained) accurate accounts of all funds received and paid by the Corporation and all other financial transactions of the Corporation; report to the President; and generally perform all duties incident to the office and such other duties and responsibilities as the Board or the President periodically requires.

                  g. Other Officers. Any other Officer(s) of the Corporation shall report to the President and shall have such duties and responsibilities and such titles as the Board or the President periodically requires.

                                   ARTICLE VI

                   INDEMNIFICATION OF SHAREHOLDERS, DIRECTORS,
                         OFFICERS, EMPLOYEES AND AGENTS

SECTION 1. DEFINITIONS.

         For purposes of this Article, the following words and phrases shall have the meanings designated below:

                  a. "Claim" means, with respect to any Indemnified Individual, any and all threatened, pending or completed claims, actions, suits or proceedings (whether civil, criminal, administrative, investigative or otherwise and whether under State or Federal law) and any and all appeals related thereto; and

                  b. "Indemnified Individual" means, subject to Section 8 of this Article, such of the following as the Board may determine (by a majority vote of a quorum of disinterested Directors): all past, present and future Shareholders, Directors, Officers, employees and other agents of the Corporation acting in any capacity at the request of or on behalf of the Corporation; and

                  c. "Liabilities" means any and all judgments, decrees, fines, investigation costs, penalties, expenses, fees, amounts paid in settlement, costs, losses, expenses (including, but not limited to, attorneys' fees and court costs), charges, and any other liabilities actually and reasonably incurred by an Indemnified Individual with respect to any Claim, either before or after final disposition of the Claim.

SECTION 2. INDEMNIFICATION FOR THIRD-PARTY CLAIMS.

         To the fullest extent authorized or permitted by law, the Shareholders hereby determine that the Corporation shall indemnify and save harmless any and all Indemnified Individuals from and against all Liabilities arising or resulting from any Claim (other than a Claim by or in the right of the Corporation), under which the Indemnified Individual is a party or participant because of actions or omissions of the Corporation or of the Indemnified Individual or of any Shareholder, Director, Officer, employee, agent or other Person acting in any capacity at the request of or on behalf of the Corporation, if such Indemnified Individual has acted in good faith and in a manner the Indemnified Individual reasonably believed to be in and not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, if the Indemnified Individual had no reasonable cause to believe the Indemnified Individual's conduct was unlawful; provided, however, that (unless otherwise determined by a majority vote of a quorum of disinterested Directors) the Corporation shall not indemnify or save harmless an Indemnified Individual for such Person's willful misconduct.


SECTION 3. INDEMNIFICATION FOR CLAIMS BY OR IN THE RIGHT OF THE CORPORATION.

         To the fullest extent authorized or permitted by law, the Shareholders hereby determine that the Corporation shall indemnify and save harmless any and all Indemnified Individuals from and against all Liabilities arising or resulting from any Claim by or in the right of the Corporation, under which the Indemnified Individual is a party or participant because of actions or omissions of the Corporation or of the Indemnified Individual or of any Shareholder, Director, Officer, employee, agent or other Person acting in any capacity at the request of or on behalf of the Corporation, if the Indemnified Individual acted in good faith and in a manner the Indemnified Individual reasonably believed to be in (or not opposed to) the best interests of the Corporation; provided, however, that the Corporation shall not indemnify or save harmless an Indemnified Individual for
(i) such Person's adjudicated negligence or misconduct in the performance of the Indemnified Individual's duty to the Corporation, or (ii) a violation of Section 1701.95 of the Ohio Revised Code.

SECTION 4. RELEASE FROM LIABILITY AND CONTRIBUTION.

         To the fullest extent authorized or permitted by law, no Indemnified Individual shall be liable to the Corporation or to any other Person and no Claim shall be maintained against any Indemnified Individual by the Corporation (or, for the Corporation's benefit, by any other Shareholder) because of any action or omission (except for willful misconduct, unless otherwise determined by a majority vote of a quorum of disinterested Directors) of such Indemnified Individual in any capacity at the request of or on behalf of the Corporation; provided, however, that an Indemnified Individual shall be liable to the Corporation for the Indemnified Individual's willful misconduct, unless otherwise determined by a majority vote of a quorum of disinterested Directors. To the fullest extent authorized or permitted by law, no Indemnified Individual shall be responsible for or be required to contribute to the payment of any Liabilities incurred by the Corporation or by any other Indemnified Individual because of the actions or omissions (except for willful misconduct, unless otherwise determined by a majority vote of a quorum of disinterested Directors) of any Indemnified Individual serving in any capacity at the request of or on behalf of the Corporation; provided, however, that an Indemnified Individual shall be liable to the Corporation and to any other Indemnified Individual for the Indemnified Individual's willful misconduct, unless otherwise determined by a majority vote of a quorum of disinterested Directors.

SECTION 5. SUBROGATION.

         To the extent of any payment by the Corporation under this Article, the
Corporation: (i) shall be subrogated to all the Indemnified Individual's rights of recovery from any other Person and, as a condition precedent to any indemnification or other rights under this Article, such Indemnified Individual shall execute all reasonable documents and take all reasonable actions requested by the Corporation to implement the Corporation's right of subrogation, and (ii) hereby waives any right of subrogation against or contribution from an Indemnified Individual.

SECTION 6. INSURANCE AND SIMILAR PROTECTION.

         Whether or not the indemnification, release and other provisions of
Section 2, Section 3 or Section 4 of this Article apply, the Corporation may purchase and maintain insurance upon and/or furnish similar protection (including, but not limited to: trust funds, letters of credit and self-insurance) for any Indemnified Individual to cover any Liabilities such Indemnified Individual might incur from the exercise of the Indemnified

Individual's duties for the Corporation or from such Indemnified Individual's capacity as an agent or representative of the Corporation.

SECTION 7. OTHER RIGHTS.

         The provisions of this Article shall be in addition to and shall not exclude or limit any rights or benefits to which any Indemnified Individual is or may be otherwise entitled: (a) as a matter of law or statute; (b) by the Articles of Incorporation, Regulations or any bylaws; (c) by any agreement; (d) by the vote of Shareholders or Directors; or (e) otherwise.

SECTION 8. CONDITIONS AND LIMITATIONS.

                  a. As a condition precedent to the indemnification, release and/or performance of any other obligation of the Corporation under this Article, the Indemnified Individual must first: (1) promptly notify the President or Secretary of the Corporation of any actual or potential Claim; and
(2) authorize and permit the Corporation, in its sole discretion, to choose any legal counsel to defend and otherwise handle the Claim and all proceedings and matters related thereto (including, but not limited to, any counter-claims, cross-claims and defenses); and (3) permit the Corporation to assume total, complete and exclusive control of the Claim and all proceedings and matters related thereto (including, but not limited to, any counter-claims, cross-claims and defenses); and (4) in all respects, cooperate with the Corporation and its counsel in the defense of the Claim and in the prosecution of any counter-claims, cross-claims and defenses.

                  b. At the Corporation's option, the Corporation's obligations under this Article may cease and terminate (without notice or demand): (i) if the Indemnified Individual is an employee of the Corporation, upon termination of the Indemnified Individual's employment with the Corporation, or (ii) if the Indemnified Individual is a Director or Officer, upon removal of such Director or Officer for cause (as determined by the Board) in accordance with these Regulations.

                                   ARTICLE VII

                                     SHARES

SECTION 1. CERTIFICATES AND SHARE RECORDS.

                  a. Certificates (herein called "Certificates" or "Share Certificates") evidencing ownership of Shares shall be issued and registered (on the Corporation's Share records) to the lawful owner or holder of such Shares upon full payment therefor. All Certificates shall contain such signatures and information as required by these Regulations and Ohio law and shall be of such tenor and design as the Board periodically determines.

                  b. The Secretary of the Corporation shall maintain (or cause to be maintained) a record of all Share Certificates, the registered owner or holder thereof, the date of issuance and cancellation, and any other information the Board periodically requires.

                  c. A Person in whose name Shares are recorded on the books of the Corporation shall conclusively be deemed the unqualified owner of such Shares for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be obligated to recognize any equitable interest in or claim to such Shares by any other Person, whether disclosed upon the Share Certificate or otherwise.

                  d. All Share Certificates shall be transferable in person or by attorney; provided, however, that (except as otherwise provided in Section 2 of this Article) no Share transfer shall be entered upon the Corporation's records until the previous Share Certificates for such Shares have been surrendered and cancelled.

SECTION 2. LOST, STOLEN OR DESTROYED SHARE CERTIFICATES.

         The Board may issue new Share Certificates to replace lost, stolen or destroyed Certificates. In its sole discretion, the Board may first require the registered Shareholder to indemnify the Corporation and/or to furnish a bond to the Corporation from such sureties, for such amount, and with such terms and conditions as the Board determines to protect the Corporation, its Shareholders, Directors, Officers, employees, agents and/or any other Person from injury or damage by issuance of a new Share Certificate.

SECTION 3. CANCELLATION OF SHARE CERTIFICATES.

         In its sole discretion, the Board shall determine whenever any outstanding Share Certificates shall be cancelled and exchanged for other Share Certificates and shall order and require the holders of such outstanding Share Certificates to surrender them for such purposes. Until compliance with the Board's order, all rights of the holder (as a Shareholder) of any such Share Certificates shall be suspended with respect to the Share(s) represented thereby.

SECTION 4. TRANSFER OF SHARES.

                  a. Shares may be transferred on the Corporation's Share records by the registered holder, by the Shareholder's legally empowered attorney, or by the Shareholder's legal representative upon surrender and cancellation of the Share Certificates with duly-executed assignment and power of transfer endorsed thereon (or attached thereto) and with such proof of signatures as the Board requires.

                  b. After the Board fixes a Record Date for any Shareholder Meeting, for the payment of a dividend or for the exercise of any Shareholder rights, no Shares shall be transferred on the Corporation's Share records until immediately after the occurrence of such event.

                                  ARTICLE VIII

                                OTHER INSTRUMENTS

SECTION 1. PRIOR INSTRUMENTS.

         These Regulations supersede and nullify any and all prior regulations, constitutions, bylaws and similar instruments previously adopted by the Shareholders and/or the Board.

SECTION 2. CONFLICTS OF INSTRUMENTS.

         In the event of a conflict between these Regulations and any other instrument, bylaw, rule, regulation, document or policy of the Corporation, these Regulations shall be superior to any such other instrument, bylaw, rule, document, regulation and policy of the Corporation (except as expressly stated herein), and the Articles of Incorporation shall be superior to these Regulations.

                                   ARTICLE IX

                     FAIR PRICE AND SUPER VOTE REQUIREMENTS
                        IN CERTAIN BUSINESS COMBINATIONS

SECTION 1. DEFINITIONS.

                  a. "Affiliate" or "Associate" shall have the respective meanings given to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1989, or as may thereafter be amended.

                  b. A Person shall be a "Beneficial Owner" of any Voting Shares (as defined in this Article): (i) which such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such Person or any of its Affiliates or Associates has by itself or with others (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which is beneficially owned, directly or indirectly, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Voting Shares.

                  c. "Business Combination" shall include: (i) any merger or consolidation of the Corporation or any of its subsidiaries with or into an Interested Shareholder (as defined in this Article), regardless of which Person is the surviving entity; (ii) any sale, lease, exchange, mortgage, pledge, or other disposition (in one transaction or a series of transactions) from the Corporation or any of its subsidiaries to an Interested Shareholder, or from an Interested Shareholder to the Corporation or any of its subsidiaries, of assets having an aggregate Fair Market Value (as defined in this

Article) of ten percent (10%) or more of the Corporation's total shareholders equity; (iii) the issuance, sale or other transfer by the Corporation or any subsidiary thereof of any securities of the Corporation or any subsidiary thereof to an Interested Shareholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all holders of Shares of the Corporation); (iv) the acquisition by the Corporation or any of its subsidiaries of any securities of an Interested Shareholder; (v) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder; (vi) any reclassification or recapitalization of the Voting Shares or other securities of the Corporation if the affect, directly or indirectly, of such transaction is to increase the relative voting power of an Interested Shareholder; or (vii) any agreement, contract or other arrangement providing for or resulting in any of the transactions described in this definition of Business Combination.

                  d. "Continuing Director" shall mean any member of the Board who is unaffiliated with the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder; any successor of a Continuing Director who is unaffiliated with the Interested Shareholder and is approved to succeed a Continuing Director by the Continuing Directors; any member of the Board who is appointed to fill a vacancy on the Board, who is unaffiliated with the Interested Shareholder, and who is approved by the Continuing Directors.

                  e. "Fair Market Value" shall mean: (i) in the case of securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (or any successor thereof), the highest sales price or bid quotation, as the case may be, reported for securities of the same class or series traded on the national securities exchange or in the over-the-counter market during the thirty (30) day period immediately prior to the date in question or, if no such report or quotation is available, the Fair Market Value as determined by the Continuing Directors; and
(ii) in the case of other securities and of other property or consideration (except cash), the Fair Market Value as determined by the Continuing Directors; provided, however, if the power and authority of the Continuing Directors ceases and terminates pursuant to Section 6 of this Article as a result of there being less than five (5) Continuing Directors at any time, then (a) for purposes of clause (ii) of the definition of "Business Combination," any sale, lease, exchange, mortgage, pledge, or other disposition of assets from the Corporation or any of its subsidiaries to an Interested Shareholder or from an Interested Shareholder to the Corporation or any of its subsidiaries, regardless of the Fair Market Value thereof, shall constitute a Business Combination, and (b) for purposes of paragraph 1 of Section 4 of this Article, in determining the amount of consideration received or to be received per Share by the Independent Shareholders in a Business Combination, there shall be excluded all consideration other than cash and the Fair Market Value of securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (of any successor thereof) for which there is a reported sales price or bid quotation, as the case may be, during the thirty (30) day period immediately prior to the date in question.

                  f. "Independent Shareholder" shall mean all holders of Shares of the Corporation other than the Interested Shareholder engaged in or proposing the Business Combination.

                  g. "Interested Shareholder" shall mean: (a) any Person (other than the Corporation or any of its subsidiaries), and (b) the Affiliates and Associates of such Person, who (or which together) are: (i) the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the then outstanding Voting Shares; or (ii) an assignee of or other Person who has succeeded to any Voting Shares which were at any time within the two (2) year period immediately prior to the date in question beneficially owned by an Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933. Notwithstanding any contrary provision in this Section 1(g): (i) no Trust Department or designated fiduciary or other trustee of such Trust Department of the Corporation or a subsidiary of the Corporation, or similar fiduciary capacity of the Corporation with direct voting control of the outstanding Voting Shares shall be included or considered as an Interested Shareholder, and (ii) no profit sharing, employee stock ownership, employee stock purchase and savings, employee pension, or other employee benefit plan of the Corporation or any of its subsidiaries and no trustee of any such plan (in its capacity as such trustee) shall be included or considered as an Interested Shareholder.

                  h. A "Person" shall mean an individual, partnership, trust, corporation, limited liability company or other entity and further includes any two (2) or more of the foregoing acting in concert.

                  i. "Voting Shares" shall mean all outstanding Common Shares and Voting Preferred Shares of the Corporation.

                  j. All definitions contained in Article I of these Regulations shall also apply to this Article IX, unless (and to the extent that) such definitions conflict with the definitions in this Section 1.

SECTION 2. SUPERMAJORITY VOTE TO EFFECT BUSINESS COMBINATION.

         No Business Combination shall be effected or consummated unless: (1) authorized and approved by Continuing Directors and, if otherwise required by law to authorize or approve the transaction, by the affirmative vote of the holders of such Shares as are mandated by the Ohio Revised Code; or (2) authorized and approved by the affirmative vote of holders of not less than seventy-five percent (75%) of the outstanding Voting Shares voting together as a single class. The authorization and approval required by this Section 2 are in addition to any authorization and approval required by Section 3 of this Article.

SECTION 3. CONDITIONS REQUIRED TO EFFECT BUSINESS COMBINATION.

         No Business Combination shall be effected or consummated unless: (1) all the fair price and other conditions and requirements set forth in Section 4 of this Article have been satisfied; or (2) authorized and approved by the Continuing Directors; or (3) authorized and approved by the affirmative vote of holders of not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares held by all Independent Shareholders voting together as a single class. Any authorization and approval required by this Section 3 are in addition to any authorization and approval required by Section 2 of this Article.

SECTION 4. CONDITIONS AND REQUIREMENTS TO FAIR PRICE.

         All the following conditions and requirements must be complied with in order for subitem (1) of Section 3 of this Article to be satisfied:

                  a. The cash and Fair Market Value of the property, securities or other consideration to be received by the Independent Shareholders in the Business Combination per Share for each Share of the Corporation must not be less than the sum of: (i) the highest per Share price (including brokerage commissions, transfer taxes, soliciting dealer's fees and similar payments)paid by the Interested Shareholder in acquiring any Shares; and (ii) the amount, if any, by which interest on the per Share price, calculated at the Treasury Bill rate periodically in effect (from the date the Interested Shareholder first became an Interested Shareholder until the Business Combination has been consummated) exceeds the per Share amount of cash dividends received by the Independent Shareholders during such period (for purposes of this Subparagraph, the "Treasury Bill Rate" mean, for each calendar quarter or part thereof, the interest rate of the last auction in the preceding calendar quarter of ninety-one (91)-day United States Treasury Bills expressed as a bond equivalent yield); for purposes of this Section 4a., per Share amounts shall be appropriately adjusted for any recapitalization, reclassification, Share dividend, Share split, reverse split, or other similar transaction. Any Business Combination which does not result in the Independent Shareholders' receiving consideration for or in respect of their Shares shall not be treated as complying with the requirements of this Section 4a.

                  b. The form of the consideration to be received by the Independent Shareholders owning the Shares must be the same as was previously paid by the Interested Shareholder(s); provided, however, that if the Interested Shareholder previously paid for such Shares with different forms of consideration, the form of the consideration to be received by the Independent Shareholders must be in the form as was previously paid by the Interested Shareholder in acquiring the largest number of Shares. The provisions of this
Section 4b. are not intended to diminish the aggregate amount of cash and Fair Market Value of any other consideration that any holder of Shares is otherwise entitled to receive upon the liquidation or dissolution of the Corporation, under the terms of any contract with the Corporation or an Interested Shareholder, or otherwise.

                  c. From the date the Interested Shareholder first becomes an Interested Shareholder until the Business Combination has been consummated, the following requirements must be complied with unless the Continuing Directors otherwise determine: (i) the Interested Shareholder has not received, directly or indirectly, the benefit (except proportionately as a holder of Shares) of any loan, advance, guaranty, pledge, or other financial assistance, tax credit or deduction, or other benefit from the Corporation or any of its subsidiaries;
(ii) there shall have been no failure to declare and pay in full (when and as due or scheduled) any dividends required to be paid on any class or series of Shares; (iii) there shall have been (a) no reduction in the annual rate of dividends paid on Common Shares (except as necessary to reflect any split of the Common Shares), and (b) an increase in the annual rate of dividends as necessary to reflect reclassification (including a reverse split), recapitalization or any similar transaction which has the effect of reducing the number of outstanding Common Shares; and (iv) there shall have been no amendment or other modification to any profit-sharing, employee stock ownership, employee stock purchase and savings, employee pension or other employee benefit plan of the Corporation or any of its subsidiaries the effect of which is to change in any manner the provisions governing the voting of any Shares of the Corporation in or covered by such plan.

                  d. A proxy or information statement describing the Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing that Act and the rules and regulations thereunder) has been mailed at least thirty (30) days prior to the completion of the Business Combination to the holders of all outstanding Voting Shares. If deemed advisable by the Continuing Directors, the proxy or information statement shall contain a recommendation by the Continuing Directors as to the advisability (or inadvisability)of the Business Combination and/or an opinion by an investment banking firm, selected by the Continuing Directors and retained at the expense of the Corporation, as to the fairness (or unfairness) of the Business Combination to the Independent Shareholders.

SECTION 5. OTHER APPLICABLE VOTING REQUIREMENTS.

         The affirmative votes or approvals required to be received from holders of the Shares of the Corporation under Sections 2, 3, and 9 of this Article shall apply even though no vote of a lesser percentage vote may be required by law or by other provisions of these Regulations, or otherwise. Any authorization, approval or other action of the Continuing Directors under this
Article is in addition to any required authorization, approval or other action of the Board.

SECTION 6. CONTINUING DIRECTORS.

         All actions required or permitted to be taken in these Regulations by the Continuing Directors shall be taken with or without a meeting by the vote or written consent of two-thirds (2/3) of the Continuing Directors, regardless of whether the Continuing Directors constitute a quorum of the members of the Board then in office. If the number of Continuing Directors is at any time less than five (5), all power and authority of the Continuing Directors under this Article shall thereupon cease and terminate, including (without limitation) the authority of the Continuing Directors to authorize and approve a Business Combination Sections 2 and 3 of this Article and to approve a successor Continuing Director. Two-thirds (2/3) of the Continuing Directors shall have the power and duty (consistent with their fiduciary obligations) to determine for the purpose of this Article, on the basis of information known to them: (1) whether any Person is an Interested Shareholder; (2) whether any Person in an Affiliate or Associate ; (3) whether any Person has an agreement, arrangement, or understanding with another or is acting in concert with another; and (4) the Fair Market Value of property, securities or other considerations (other than cash). The good faith determination of the Continuing Directors on such matters shall be binding and conclusive for purposes of this Article.

SECTION 7. EFFECTS ON FIDUCIARY OBLIGATIONS OF INTERESTED SHAREHOLDERS.

         Nothing contained in this Article shall be construed to relieve any Interested Shareholder from any fiduciary obligations imposed by law.


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SECTION 8. FURTHER CONSIDERATIONS TO EFFECT BUSINESS COMBINATION.

         No Business Combination (as defined in this Article) shall be effected or consummated unless, in addition to the consideration set forth in Sections 2, 3, 4, 5 and 6 of this Article, the Board (including the Continuing Directors) shall consider all of the following factors and any other factors which the Board deems relevant: (1) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (2) the business and financial conditions and earnings prospects of the Interested Shareholder, including (but not limited to) debt services another existing or likely financial obligations of the Interested Shareholder, and the possible effect thereof on other elements of the communities in which the Corporation and its subsidiaries operate or are located, and (3) the competence, experience and integrity of the Interested Shareholder and his, its or their management.

SECTION 9. REPEAL.

         Notwithstanding any other provisions of these Regulations and notwithstanding the fact that a lesser percentage vote may be required by law or other provision of these Regulations, the provisions of this Article may not be repealed, amended, supplemented or otherwise modified, unless: (1) the Continuing Directors (or, if there is no Interested Shareholder, a majority vote of the whole Board) recommend such repeal, amendment, supplement or modification and such repeal, amendment, supplement or modification is approved by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares; or (2) such repeal, amendment, supplement or modification is approved by the affirmative vote of holders of (a) not less than seventy-five percent (75%) of the outstanding Voting Shares voting together as a single class, and (b) not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares held by all Independent Shareholders voting together as a single class.

                                    ARTICLE X

                          AMENDMENTS AND MISCELLANEOUS

SECTION 1. AMENDMENTS.

                  a. Except as otherwise expressly provided in these Regulations, the Shareholders may repeal or amend these Regulations or adopt amended regulations: (i) at any Shareholder Meeting (with previous notice of such amendment, repeal or adoption), by the affirmative vote of the registered holders of a majority of the Shares represented in person or by proxy at such Shareholder Meeting, or (ii) without a Shareholder Meeting, by the written consent of the registered holders of a majority of the Shares.

                  b. If these Regulations are amended or amended regulations are adopted without a Shareholder Meeting, the Secretary of the Corporation (or any other


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Officer) shall forthwith mail a copy of the amendment to these Regulations or the amended regulations to each Shareholder who did not participate in the adoption of the amendment or the amended regulations.

SECTION 2. MISCELLANEOUS.

                  a. When acting on the Corporation's behalf, no Shareholder, Director, Officer, employee, or other agent of the Corporation shall discriminate against any Person because of race, religion, color, creed, sex, national origin, or handicap.

                  b. If any provision or Article of these Regulations is ever judicially determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision or Article of these Regulations.




Dated:   April 18, 2000
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